SCBT redlined stock certificate

[FACE OF CERTIFICATE]
NUMBER
FNC
INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA [LOGO] First National Corporation Orangeburg, South Carolina THIS CERTIFICATE IS TRANSFERABLE IN ATLANTA, GA OR NEW YORK, NY
SHARES
[BARRED OUT IN RED] CUSIP 320942 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 78401V 10 2
                              THIS CERTIFIES THAT
                                IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF $2.50 PAR VALUE COMMON STOCK OF FIRST NATIONAL CORPORATION transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
[OVERPRINTED IN RED] NAME CHANGED TO SCBT FINANCIAL CORPORATION
[SIGNATURE]
SECRETARY
[CORPORATE SEAL]
[SIGNATURE]
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
SUNTRUST BANK
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

[BACK OF CERTIFICATE]
FIRST NATIONAL CORPORATION
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION OF THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT-......................(Cust) Custodian...............  (Minor)
under Uniform Gifts to Minors Act........................................(State)
Additional abbreviations may also be used though not in the above list.
For value received
hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.